      [Warburg Pincus Logo]            [Credit Suisse Logo]
                                         [Credit Suisse Logo]
                                   PROSPECTUS
                                  Common Class
                               February 29, 2000

                                 WARBURG PINCUS
                                 BALANCED FUND
                                       -

                                 WARBURG PINCUS
                                   VALUE FUND
                                       -

                                 WARBURG PINCUS
                           CAPITAL APPRECIATION FUND
                                       -

                                 WARBURG PINCUS
                          GLOBAL HEALTH SCIENCES FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS.........................................           4
   Goals and Principal Strategies..................           4
   Investor Profile................................           4
   A Word About Risk...............................           5
PERFORMANCE SUMMARY............... ................           7
   Year-by-Year Total Returns......................           7
   Average Annual Total Returns....................           8
INVESTOR EXPENSES................ .................          10
   Fees and Fund Expenses..........................          10
   Example.........................................          11
THE FUNDS IN DETAIL............... ................          12
   The Management Firm.............................          12
   Multi-Class Structure...........................          12
   Fund Information Key............................          13
BALANCED FUND.................. ...................          14
VALUE FUND.................... ....................          16
CAPITAL APPRECIATION FUND............ .............          18
GLOBAL HEALTH SCIENCES FUND........... ............          20
MORE ABOUT RISK................. ..................          22
   Introduction....................................          22
   Types of Investment Risk........................          22
   Certain Investment Practices....................          24
MEET THE MANAGERS................ .................          28
ABOUT YOUR ACCOUNT................ ................          30
   Share Valuation.................................          30
   Buying and Selling Shares.......................          30
   Account Statements..............................          31
   Distributions...................................          31
   Taxes...........................................          31
OTHER INFORMATION................ .................          33
   About the Distributor...........................          33
FOR MORE INFORMATION............... ...............  back cover

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES


  FUND/RISK FACTORS               GOAL                         STRATEGIES
BALANCED FUND           Maximum total return       - Invests in equity and
Risk factors:           (through a combination of  fixed-income securities
 Market risk            long-term growth of        - Focuses stock investments on
 Interest-rate risk     capital, and current         medium to large U.S. companies
                        income) consistent with    - Uses both growth and value
                        preservation of capital      investment criteria (seeks
                                                     "growth at a reasonable price")
                                                   - Favors intermediate-term,
                                                   investment-grade bonds
-------------------------------------------------------------------------------------
VALUE FUND              Total return               - Invests primarily in equity
Risk factors:                                      securities
 Market risk                                       - Focuses on large U.S. companies
                                                   - Analyzes such factors as
                                                   price-to-earnings and
                                                     price-to-book ratios, using a
                                                     value investment style
-------------------------------------------------------------------------------------
CAPITAL APPRECIATION    Long-term capital          - Invests primarily in equity
FUND                    appreciation               securities of U.S. companies
Risk factors:                                      - Seeks sectors and companies that
 Market risk                                         will outperform the overall
                                                     market
                                                   - Looks for themes or patterns
                                                     associated with growth
                                                     companies, such as significant
                                                     fundamental changes, generation
                                                     of a large free cash flow or
                                                     company share-buyback programs
-------------------------------------------------------------------------------------
GLOBAL HEALTH SCIENCES  Capital appreciation       - Invests mainly in equity
FUND                                               securities of U.S. and foreign
Risk factors:                                        companies
 Market risk                                       - Emphasizes the health services,
 Foreign securities                                  pharmaceuticals, biotechnology
 Sector concentration                                and medical-devices industries
 Legal risk                                        - Can invest in companies of any
 Regulatory risk                                   size
                                                   - Focuses on individual
                                                   stock-picking, assisted by a
                                                     top-down approach to four
                                                     categories of health sciences
                                                     companies -- buyers, providers,
                                                     suppliers and innovators

     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 - are investing for long-term goals that may include college or retirement

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for total return or capital appreciation

 - want to diversify their portfolios into common stocks
   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking primarily for income

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
All funds

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

FOREIGN SECURITIES
Global Health Sciences Fund

   A fund that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK
Balanced Fund

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

SECTOR CONCENTRATION
Global Health Sciences Fund

   A fund that invests more than 25% of its net assets in a group of related industries (market sector) is subject to increased risk.

 - Fund performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market.

 - Financial, economic, business, political and other developments affecting the sector will have a greater effect on the fund.

LEGAL RISK
Global Health Sciences Fund

   Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or a fund's performance.

REGULATORY RISK
Global Health Sciences Fund

   Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

   Because the Global Health Sciences Fund involves a high level of risk, you should consider it only for the aggressive portion of your portfolio. The Global Health Sciences Fund may not be appropriate for everyone.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

                                                                             BALANCED FUND
                                                                             -------------
1990                                                                              3.09
1991                                                                             25.13
1992                                                                              7.51
1993                                                                             10.73
1994                                                                              1.32
1995                                                                             31.55
1996                                                                             12.88
1997                                                                             16.37
1998                                                                             10.36
1999                                                                             13.89

                                                                              VALUE FUND
                                                                              ----------
1990                                                                              4.03
1991                                                                             13.01
1992                                                                              8.55
1993                                                                             35.79
1994                                                                              7.58
1995                                                                             20.42
1996                                                                              -1.2
1997                                                                             30.25
1998                                                                             12.66
1999                                                                              5.72

                                                                       CAPITAL APPRECIATION FUND
                                                                       -------------------------
1990                                                                             -5.47
1991                                                                             26.29
1992                                                                              7.61
1993                                                                             15.87
1994                                                                             -2.86
1995                                                                             38.10
1996                                                                             23.27
1997                                                                             31.39
1998                                                                             25.77
1999                                                                             48.25

                                                                        GLOBAL HEALTH SCIENCES
                                                                                 FUND
                                                                        ----------------------
1990
1991
1992
1993
1994
1995
1996
1997                                                                             27.35
1998                                                                             33.18
1999                                                                              6.39

                          AVERAGE ANNUAL TOTAL RETURNS


----------------------------------------------------------------------------------------
                                  ONE YEAR   FIVE YEARS   10 YEARS   LIFE OF   INCEPTION
PERIOD ENDED 12/31/99:               1999    1995-1999    1990-1999    FUND        DATE
BALANCED FUND(1)                   13.89%      16.78%      12.95%    13.20%     10/6/88
S&P 500 INDEX(2)                   21.02%      27.54%      28.53%    19.19%(3)
LEHMAN BROTHERS INTERMEDIATE
  GOVERNMENT/CORPORATE BOND
  INDEX(4)                          0.38%       7.10%       7.26%     7.62%(3)
LIPPER BALANCED FUNDS INDEX(5)      8.98%      16.32%      12.25%    12.80%(3)
VALUE FUND(6)                       5.72%      13.04%      13.15%    13.57%     10/6/88
S&P 500 INDEX(2)                   21.02%      27.54%      28.53%    19.19%(3)
CAPITAL APPRECIATION FUND          48.25%      33.06%      19.68%    17.66%     8/17/87
S&P 500 INDEX(2)                   21.02%      27.54%      28.53%    15.91%(7)
GLOBAL HEALTH SCIENCES FUND         6.39%          NA          NA    21.73%    12/31/96
S&P 500 INDEX(2)                   21.02%          NA          NA    27.54%
LIPPER HEALTH/BIOTECHNOLOGY
  FUNDS INDEX(8)                   10.35%          NA          NA    18.78%

( 1) Credit Suisse Asset Management, LLC's predecessor, Warburg Pincus Asset
     Management, Inc., assumed management of the fund on September 30, 1994.

( 2) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

( 3) Performance since September 30, 1988.

( 4) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government and corporate bonds, and is calculated by Lehman Brothers Inc.

( 5) The Lipper Balanced Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.

( 6) Credit Suisse Asset Management, LLC's predecessor, Warburg Pincus Asset
     Management, Inc., assumed management of the fund on January 1, 1992.

( 7) Performance since August 31, 1987.

( 8) The Lipper Health/Biotechnology Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.

                           UNDERSTANDING PERFORMANCE

   -TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   -A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   -An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year.
    It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   -Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 1999.


                                                                          GLOBAL
                                                            CAPITAL       HEALTH
                                     BALANCED    VALUE     APPRECIATION   SCIENCES
                                       FUND       FUND         FUND         FUND
SHAREHOLDER FEES
 (paid directly from your investment)
----------------------------------------------------------------------------------
Sales charge "load" on purchases      NONE       NONE        NONE          NONE
----------------------------------------------------------------------------------
Deferred sales charge "load"          NONE       NONE        NONE          NONE
----------------------------------------------------------------------------------
Sales charge "load" on reinvested
  distributions                        NONE       NONE         NONE         NONE
----------------------------------------------------------------------------------
Redemption fees                        NONE       NONE         NONE         NONE
----------------------------------------------------------------------------------
Exchange fees                          NONE       NONE         NONE         NONE
----------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
----------------------------------------------------------------------------------
Management fee                         .90%       .75%         .70%        1.00%
----------------------------------------------------------------------------------
Distribution and service (12b-1)
 fee                                   .25%       NONE         NONE         .25%
----------------------------------------------------------------------------------
Other expenses                         .82%       .39%         .31%         .63%
----------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
 EXPENSES*                            1.97%      1.14%        1.01%        1.88%

* Actual fees and expenses for the fiscal year ended October 31, 1999 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for some funds during 1999 but may be discontinued at any time:

                                                                 GLOBAL
                                                   CAPITAL       HEALTH
     EXPENSES AFTER WAIVERS AND       BALANCED   APPRECIATION   SCIENCES
           REIMBURSEMENTS               FUND         FUND         FUND
Management fee                          .43%         .70%         .75%
Distribution and service (12b-1) fee    .25%         .00%         .25%
Other expenses                          .67%         .30%         .58%
                                       -----        -----        -----
TOTAL ANNUAL FUND OPERATING EXPENSES   1.35%        1.00%        1.59%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


---------------------------------------------------------------------------------------
                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
BALANCED FUND                              $200        $618         $1,062      $2,296
VALUE FUND                                 $116        $362          $ 628      $1,386
CAPITAL APPRECIATION FUND                  $103        $322          $ 558      $1,236
GLOBAL HEALTH SCIENCES FUND                $191        $591         $1,016      $2,201

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 - Investment adviser for the funds

 - Responsible for managing each fund's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $72 billion in the U.S. and $203 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

     MULTI-CLASS STRUCTURE

   This Prospectus offers Common Class shares of the funds. Common Class shares are no-load.

   Each of the funds except the Global Health Sciences Fund offers Advisor Class shares described in separate prospectuses. Advisor Class shares are available through financial-services firms.

     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES
   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES
   Actual fund expenses for the 1999 fiscal year. Future expenses may be higher or lower.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                                 BALANCED FUND

     GOAL AND STRATEGIES

   The Balanced Fund seeks to maximize total return (through a combination of long-term growth of capital, and current income) consistent with preservation of capital. To pursue this goal, the fund allocates its assets among a diversified mix of equity and fixed-income securities. At least 25% of fund assets will be in securities of each type, and it is anticipated that more than 25% of fund assets will usually be in fixed-income securities, although the relative weightings of equity and fixed-income securities will shift over time.

   In choosing equity securities, the fund's portfolio managers seek to identify companies that are attractively valued relative to their projected growth rates and/or the intrinsic value of their assets. Because it includes elements of growth and value investment styles, this approach can be described as a "blended approach" or "growth at a reasonable price." The fund focuses on large U.S. companies comparable in size to those in the S&P 500. As of December 31, 1999, market capitalizations of S&P 500 companies ranged from $328 million to $510 billion.

   For its fixed-income investments, the fund favors investment-grade debt securities with between three and 10 years left to maturity. The Board of Directors may change the fund's goal without shareholder approval.

     PORTFOLIO INVESTMENTS

   The fund's equity holdings may include:

 - common stocks

 - securities convertible into common stocks

 - securities such as rights and warrants, whose values are based on common stocks

   Fixed-income investments will consist primarily of:

 - corporate bonds, debentures and notes

 - non-convertible preferred stocks

 - government, bank and commercial obligations

 - asset-backed and mortgage-backed securities

   This fund may invest up to:

 - 10% of net assets in debt securities rated from BB/Ba to C (junk bonds)

 - 15% of assets in zero-coupon bonds

 - 15% of assets in foreign securities

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - interest-rate risk

   The value of your investment generally will fluctuate in response to stock and bond market movements.

   The fund's fixed-income holdings are intended to reduce its volatility and downside risk. Of course, this is not guaranteed.

   Fixed-income investments are generally considered less risky than stocks, although their risk can vary widely depending upon factors such as issuer and maturity. In the long run, the fund may produce more modest returns than riskier funds as a trade-off for this potentially lower risk.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Scott T. Lewis manages the fund's equity portion. M. Anthony E. van Daalen and Charles C. Van Vleet manage the fixed-income portion. You can find out more about the fund's managers in "Meet the Managers."
     INVESTOR EXPENSES

   Management fee                                                        .43%
   Distribution and service
   (12b-1) fee                                                           .25%
   All other expenses                                                    .67%
                                                                 ------------
     Total expenses                                                     1.35%

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

           PERIOD ENDED:              10/99      10/98     10/97(1)          8/97       8/96       8/95
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                $13.50     $14.38     $14.24         $11.94      $11.12     $11.01
---------------------------------------------------------------------------------------------------------
Investment activities:
Net investment income                    0.27       0.25       0.03           0.23        0.16       0.21
Net gains or losses on investments
(both realized and unrealized)           1.45       0.42       0.16           2.46        0.94       1.72
---------------------------------------------------------------------------------------------------------
 Total from investment activities        1.72       0.67       0.19           2.69        1.10       1.93
---------------------------------------------------------------------------------------------------------
Distributions:
From net investment income              (0.28)     (0.26)     (0.05)         (0.24)      (0.13)     (0.31)
From realized capital gains             (1.06)     (1.29)        --          (0.15)      (0.15)     (1.51)
---------------------------------------------------------------------------------------------------------
 Total distributions                    (1.34)     (1.55)     (0.05)         (0.39)      (0.28)     (1.82)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period         $13.88     $13.50     $14.38         $14.24      $11.94     $11.12
---------------------------------------------------------------------------------------------------------
Total return                            13.61%      5.33%      1.30%(2)      23.03%       9.99%     21.56%
---------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                              $32,805    $35,542    $38,294        $38,926     $30,853     $5,342
Ratio of expenses to average net
 assets                                  1.35%(4)   1.35%(4)   1.35%(3,4)     1.35%(4)    1.53%(4)   1.53%
Ratio of net income to average net
assets                                   1.94%      1.76%      1.38%(3)       1.76%       1.66%      2.30%
Decrease reflected in above
operating expense ratios due to
waivers/reimbursements                    .62%       .62%       .68%(3)        .55%        .90%      4.51%
Portfolio turnover rate                   116%       132%        15%(2)        120%        108%       107%

(1) For the two months ended October 31, 1997.

(2) Not annualized.

(3) Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements had no effect on the fund's net expense ratio.

                                   VALUE FUND

     GOAL AND STRATEGIES

   The Value Fund seeks total return. To pursue this goal, it invests primarily in equity securities of value companies.

   Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book and debt-to-equity ratios. The portfolio manager determines value based upon research and analysis, taking all relevant factors into account.

   This fund expects to focus on large U.S. companies with market capitalizations of $1 billion or more, although it may invest in companies of any size.

   The Board of Directors may change the fund's goal without shareholder approval.

     PORTFOLIO INVESTMENTS

   Normally this fund invests substantially all of its assets in equity securities, including:

 - common stocks

 - securities convertible into common stocks

 - securities such as rights and warrants, whose values are based on common stocks

   It may also invest in preferred stocks and non-convertible debt securities such as bonds, debentures and notes.

   This fund may invest up to:

 - 10% of net assets in debt securities rated from BB/Ba to C (junk bonds)

 - 15% of assets in real-estate investment trusts (REITs)

 - 20% of assets in foreign securities

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factor is:

 - market risk

   The value of your investment generally will fluctuate in response to stock-market movements. The amount of income you receive from the fund also will fluctuate.

   The fund's emphasis on large-company value stocks may reduce its volatility and downside risk. Of course, this is not guaranteed. Value stocks in theory are already underpriced, and large-company stocks tend to be less volatile than small-company stocks. However, a value stock may never reach what the manager believes is its full value, or may even go down in price. In the long run, the fund may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.
     PORTFOLIO MANAGEMENT


   Stacy Dutton and Scott T. Lewis manage the fund's investment portfolio. You can find out more about the fund's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .75%
   All other expenses                                                    .39%
                                                                 ------------
     Total expenses                                                     1.14%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

      PERIOD ENDED:          10/99       10/98       10/97(1)       8/97        8/96         8/95
PER-SHARE DATA
--------------------------------------------------------------------------
Net asset value, beginning
of period                     $16.97       $18.56      $18.44       $14.90      $16.40        $14.56
--------------------------------------------------------------------------
Investment activities:
Net investment income           0.13         0.14        0.02         0.14        0.11          0.22
Net gains or losses on
investments (both realized
and unrealized)                 2.49         1.36        0.14         3.53       (0.66)         1.98
--------------------------------------------------------------------------
 Total from investment
 activities                     2.62         1.50        0.16         3.67       (0.55)         2.20
--------------------------------------------------------------------------------------
Distributions:
From net investment income     (0.13)       (0.14)      (0.04)       (0.13)      (0.14)        (0.18)
From realized capital
 gains                         (0.53)       (2.95)         --           --       (0.81)        (0.18)
--------------------------------------------------------------------------
 Total distributions           (0.66)       (3.09)      (0.04)       (0.13)      (0.95)        (0.36)
--------------------------------------------------------------------------
Net asset value, end of
period                        $18.93       $16.97      $18.56       $18.44      $14.90        $16.40
--------------------------------------------------------------------------
Total return                   15.77%        9.11%        .85%(2)    24.78%      (3.54%)       15.62%
--------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------
Net assets, end of period
(000s omitted)              $602,282     $703,808    $608,205     $601,159    $727,627    $1,038,193
Ratio of expenses to
average net assets              1.14%(3)       1.19%(3)     1.18%(3,4)     1.15%(3)     1.21%(3)       1.22%
Ratio of net income to
average net assets               .65%         .83%        .75%(4)      .80%        .69%         1.64%
Portfolio turnover rate           78%          78%         19%(2)      148%         94%          109%

(1) For the two months ended October 31, 1997.

(2) Not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's net expense ratio.

(4) Annualized.

                           CAPITAL APPRECIATION FUND

     GOAL AND STRATEGIES

   This fund seeks long-term capital appreciation. To pursue its goal, the fund invests primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

   CSAM seeks to identify growth opportunities for the fund. We look for sectors and companies that we believe will outperform the overall market. We also look for themes or patterns that we generally associate with growth companies, such as:

 - significant fundamental changes, including changes in senior management

 - generation of a large free cash flow

 - proprietary products and services

 - company share-buyback programs

   The portfolio manager selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

     PORTFOLIO INVESTMENTS

   This fund will ordinarily invest substantially all of its assets--but no less than 80% of assets--in the following types of equity securities:

 - common stocks

 - rights and warrants

 - securities convertible into or exchangeable for common stocks

 - depositary receipts relating to equity securities

   The fund may invest up to 20% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factor is:

 - market risk

   The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Susan L. Black manages the fund's investment portfolio. You can find out more about her in "Meet the Managers."
     INVESTOR EXPENSES

   Management fee                                                        .70%
   All other expenses                                                    .30%
                                                                 ------------
     Total expenses                                                     1.00%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

           PERIOD ENDED:               10/99          10/98         10/97         10/96         10/95
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                  $19.52        $21.09        $17.95        $16.39        $14.29
-------------------------------------------------------------------------------------------------------
Investment activities:
Net investment income                     (0.05)         0.01          0.11          0.08          0.04
Net gains on investments (both
realized and unrealized)                   7.27          2.31          4.93          3.53          3.08
-------------------------------------------------------------------------------------------------------
 Total from investment activities          7.22          2.32          5.04          3.61          3.12
-------------------------------------------------------------------------------------------------------
Distributions:
From net investment income                (0.01)        (0.08)        (0.10)        (0.01)        (0.04)
From realized capital gains               (0.91)        (3.81)        (1.80)        (2.04)        (0.98)
-------------------------------------------------------------------------------------------------------
 Total distributions                      (0.92)        (3.89)        (1.90)        (2.05)        (1.02)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period           $25.82        $19.52        $21.09        $17.95        $16.39
-------------------------------------------------------------------------------------------------------
Total return                              38.28%        12.75%        30.98%        24.67%        24.05%
-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                             $1,005,670      $646,657      $587,091      $407,707      $235,712
Ratio of expenses to average net
 assets                                    1.01%(*)      1.00%(*)      1.01%(*)      1.04%(*)      1.12%
Ratio of net income to average net
 assets                                    (.23%)         .05%          .54%          .59%          .31%
Portfolio turnover rate                     144%          169%          238%          171%          146%

* Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .01%, .00%, .01% and .01% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratio after reflecting these arrangements was 1.00%, 1.00%, 1.00% and 1.03% for the years ended October 31, 1999, 1998, 1997 and 1996, respectively.

                          GLOBAL HEALTH SCIENCES FUND

     GOAL AND STRATEGIES

   The Global Health Sciences Fund seeks capital appreciation. To pursue this goal, it invests in equity and debt securities of U.S. and foreign health-sciences companies.

   The health sciences consist of health care, medicine and the life sciences. Health-sciences companies are principally engaged in research and development, production, or distribution of health-sciences products or services. The fund may invest in companies of any size.

   Under normal market conditions, the fund will invest at least:

 - 65% of assets in equity and debt securities of health-sciences companies, including small and medium-size companies

 - 25% of assets in the health-services, pharmaceuticals and medical-devices industries combined

   The fund will invest in at least three countries, including the U.S.

     PORTFOLIO INVESTMENTS

   This fund intends to invest at least 80% of assets in equity securities of health-sciences companies. Equity holdings may consist of:

 - common and preferred stocks

 - rights and warrants

 - securities convertible into or exchangeable for common stocks

   This fund may invest up to 20% of assets in debt securities, including those rated below investment grade (junk bonds), and may invest without limit in foreign securities.

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - sector concentration

 - legal and regulatory risks

   The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon a limited number of industries, which may perform differently from (or be more volatile than) the overall stock market.

   To the extent that the fund invests in smaller companies and foreign securities, it takes on further risks that could hurt its performance. Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, information and liquidity risks. Risks associated with foreign securities include currency, information and political risks. These risks are defined in "More About Risk." That section also details other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

     PORTFOLIO MANAGEMENT


   Susan L. Black and Peter T. Wen manage the fund's investment portfolio. You can find out more about the fund's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .75%
   Distribution and
   service (12b-1) fee                                                   .25%
   All other expenses                                                    .59%
                                                                 ------------
     Total expenses                                                     1.59%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


                     PERIOD ENDED:                         10/99      10/98        10/97(1)
PER-SHARE DATA
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $14.41     $12.22        $10.00
-------------------------------------------------------------------------------------------
Investment activities:
Net investment income                                        (0.13)     (0.06)        (0.02)
Net gains on investments (both realized and unrealized)       0.64       2.97          2.24
-------------------------------------------------------------------------------------------
 Total from investment activities                             0.51       2.91          2.22
-------------------------------------------------------------------------------------------
Distributions:
From net investment income                                    0.00      (0.04)           --
From realized capital gains                                   0.00      (0.68)           --
-------------------------------------------------------------------------------------------
 Total distributions                                          0.00      (0.72)           --
-------------------------------------------------------------------------------------------
Net asset value, end of period                              $14.92     $14.41        $12.22
-------------------------------------------------------------------------------------------
Total return                                                  3.54%     25.25%        22.20%(2)
-------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                   $47,574    $64,336       $18,246
Ratio of expenses to average net assets(3)                    1.59%      1.59%         1.59%(4)
Ratio of net income to average net assets                      .62%      (.58)%        (.24%)(4)
Decrease reflected in above operating expense ratio due
 to waivers/reimbursements                                     .29%       .38%         1.83%(4)
Portfolio turnover rate                                        146%        63%          160%(2)
-------------------------------------------------------------------------------------------

(1) For the period December 31, 1996 (Commencement of Operations) through October 31, 1997.

(2) Not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's net expense ratio.

(4) Annualized.

                                MORE ABOUT RISK

     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LEGAL RISK Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or a fund's performance.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, and delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

   YEAR 2000 PROCESSING RISK The inability of a computer system to distinguish the year 2000 from the year 1900 (the "Year 2000 Issue") could cause difficulties for system users after December 31, 1999. Although this date has passed, the impact of the failure by companies or foreign markets in which a fund invests to address the Year 2000 Issue effectively could continue to be felt into 2000 and may negatively impact the funds' performance.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

                             BALANCED
                               FUND
[-]    Permitted without limitation; does not indicate
       actual use
20%    Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted

                                                                                               GLOBAL
                                                                                 CAPITAL       HEALTH
                                                            BALANCED   VALUE   APPRECIATION   SCIENCES
                                                              FUND      FUND       FUND         FUND
 INVESTMENT PRACTICE                                                      LIMIT

BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%       30%        10%          30%

---------------------------------------------------------------------------------------------------------

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                 [ ]       [ ]        [ ]          [ ]
---------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, political, valuation risks.                 15%       20%        20%          [-]
---------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                  75%       20%        20%          20%
---------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.         [-]       [ ]        [ ]          [ ]
---------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                               10%       10%         5%          20%
---------------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                         25%       25%        25%          25%
---------------------------------------------------------------------------------------------------------

                                                                                               GLOBAL
                                                                                 CAPITAL       HEALTH
                                                            BALANCED   VALUE   APPRECIATION   SCIENCES
                                                              FUND      FUND       FUND         FUND

 INVESTMENT PRACTICE                                                      LIMIT
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                   [ ]       [ ]        [ ]          [ ]
--------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                         15%       15%        10%          15%
--------------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of a fund's net assets in a group of related industries (market sector).
Performance will largely depend upon the sector's
performance, which may differ in direction and degree from
that of the overall stock market. Financial, economic,
business, political and other developments affecting the
sector will have a greater effect on the fund.                  --        --         --          [-]
--------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                         33 1/3%   33 1/3%    33 1/3%      33 1/3%
--------------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the intention
of repurchasing them for a profit on the expectation that
the market price will drop. Liquidity, market, speculative
exposure risks.                                                 --        --         --          10%
--------------------------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the fund
owns enough shares of the security involved to cover the
borrowed securities, if necessary. Liquidity, market,
speculative exposure risks.                                    10%       10%         --          10%
--------------------------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                         [ ]       [ ]        [ ]          [ ]
--------------------------------------------------------------------------------------------------------

                                                                                               GLOBAL
                                                                                 CAPITAL       HEALTH
                                                            BALANCED   VALUE   APPRECIATION   SCIENCES
                                                              FUND      FUND       FUND         FUND

 INVESTMENT PRACTICE                                                      LIMIT
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                            [-]       [ ]        [ ]          [-]
--------------------------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and prevent a fund from achieving its goal.         [ ]       [ ]        [ ]          [ ]
--------------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            15%       15%        10%          15%
--------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%       20%        20%          20%
--------------------------------------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                   [ ]       [ ]        [ ]          [ ]
--------------------------------------------------------------------------------------------------------

(1) The funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                       This page intentionally left blank

                               MEET THE MANAGERS

                              [Susan Black Photo]
                            SUSAN L. BLACK, CFA, CIC
                               Managing Director

 - Portfolio Manager, Capital Appreciation Fund since 1994

 - Co-Portfolio Manager, Global Health Sciences Fund since fund inception

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)

 - With Warburg Pincus since 1985

                             [SCOTT T. LEWIS PHOTO]
                                 SCOTT T. LEWIS
                               Managing Director

 - Co-Portfolio Manager, Balanced Fund since 1998

 - Co-Portfolio Manager, Value Fund since 1999

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1986

                               [VAN DAALEN PHOTO]
                         M. ANTHONY E. VAN DAALEN, CFA
                                    Director

 - Co-Portfolio Manager, Balanced Fund since 1998

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1992

                              [Stacy Dutton PHOTO]
                                  STACY DUTTON
                                    Director

 - Co-Portfolio Manager, Value Fund
   since 1999

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1997

 - Previously senior vice president and analyst for Jennison Associates Capital Corp., 1993 to 1997
           Job titles indicate position with the investment adviser.

                               [VAN VLEET PHOTO]
                              CHARLES C. VAN VLEET
                                    Director

 - Co-Portfolio Manager, Balanced Fund since 1998

 - With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus

 - With Warburg Pincus since 1998

 - Senior vice president and senior global strategist with Putnam Investment Management, 1994 to 1998

                              [Peter T. Wen PHOTO]
                                  PETER T. WEN
                                 Vice President

 - Co-Portfolio Manager, Global Health Sciences Fund since 1999

 - With CSAM since 1999

 - Previously investment analyst with Lynch & Mayer, Inc., 1994 to 1999

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors/Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors/ Trustees determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

     BUYING AND
     SELLING SHARES

   The accompanying Shareholder
Guide explains how to invest directly with the funds. You will find information about purchases, redemptions, exchanges and services.

   Each fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS

   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

   Some of the firms through which the funds are available include:

 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 - Fidelity Brokerage Services, Inc. FundsNetwork(TM) Program

 - Waterhouse Securities, Inc.

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every quarter

   You will receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As a fund investor, you will
receive distributions.

   Each fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The Balanced and Value funds distribute dividends quarterly. The Capital Appreciation and Global Health Sciences funds distribute dividends annually.

   Each of the funds typically distributes capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources (including the fund's short-term capital gains) are generally taxed as ordinary income. The funds will mostly make capital-gain distributions, which will be largely derived from the fund's short-term or long-term capital gains.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099 that is mailed to you every January details your distributions and their federal tax category.

TAXES ON TRANSACTIONS
   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Provident Distributors, Inc. (PDI), located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, is the funds' distributor and is responsible for making the funds available to you. PDI is not affiliated with CSAM.

   As part of their business strategies, the Balanced and Global Health Sciences funds each have adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate Credit Suisse Asset Management Securities, Inc. (CSAMSI) for providing certain shareholder and other services related to the sale of the Common Class. Under the plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of a fund's Common Class. Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

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                                       34

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                                       35

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                                       36

                              FOR MORE INFORMATION

   More information about these funds is available free upon request, including the following:

     SHAREHOLDER GUIDE

   Explains how to buy and sell shares. The Shareholder Guide is incorporated by reference into (is legally part of ) this Prospectus.

     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more detail about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact Warburg Pincus Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   800-WARBURG
   (800-927-2874)

BY MAIL:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBERS:

Warburg Pincus Balanced Fund                                           811-07517

Warburg Pincus Value Fund                                              811-07515

Warburg Pincus Capital
Appreciation Fund                                                      811-05041

Warburg Pincus Global Health
Sciences Fund                                                          811-07901
                          [Warburg Pincus Funds Logo]
                      P.O. Box 9030, Boston, MA 02205-9030
                  800-WARBURG (800-927-2874) - www.warburg.com
         PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR        WPUSL-1-0200

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 29, 2000


                          WARBURG PINCUS BALANCED FUND

                            WARBURG PINCUS VALUE FUND

                    WARBURG PINCUS CAPITAL APPRECIATION FUND

                   WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND



This combined Statement of Additional Information provides information about Warburg Pincus Balanced Fund (the "Balanced Fund"), Warburg Pincus Value Fund (the "Value Fund"),Warburg Pincus Capital Appreciation Fund (the "Capital Appreciation Fund") and Warburg Pincus Global Health Sciences Fund (the "Global Health Sciences Fund," and collectively with the Balanced Fund, the Value Fund and the Capital Appreciation Fund, the "Funds") that supplements information contained in the combined Prospectus for the Common Shares of the Funds dated February 29, 2000, and the Prospectuses for the Advisor Shares of the Funds, each dated February 29, 2000.

Each Fund's audited annual report dated October 31, 1999, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses. Copies of the Prospectuses and the Annual Report can be obtained by writing or telephoning:




       Common Shares                                      Advisor Shares
     Warburg Pincus Funds                         Warburg Pincus Advisor Funds
        P.O. Box 9030                                     P.O. Box 9030
Boston, Massachusetts 02205-9030                Boston, Massachusetts 02205-9030
         800-WARBURG                              Attn:  Institutional Services
                                                           800-222-8977

                               TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
INVESTMENT OBJECTIVES AND POLICIES................................................................................1
                  Options, Futures and Currency Exchange Transactions.............................................1
                           Securities Options.....................................................................1
                           Securities Index Options...............................................................4
                           OTC Options............................................................................5
                           Futures Activities.....................................................................5
                           Currency Exchange Transactions.........................................................7
                           Hedging Generally......................................................................9
                           Asset Coverage for Forward Contracts, Options, Futures and Options on
                               Futures...........................................................................10
                  Additional Information on Other Investment Practices...........................................11
                  U.S. Government Securities.....................................................................11
                  Money Market Obligations.......................................................................11
                  Convertible Securities.........................................................................12
                  Structured Securities..........................................................................13
                  Debt Securities................................................................................16
                  Below Investment Grade Securities..............................................................17
                  Zero Coupon Securities.........................................................................18
                  Securities of Other Investment Companies.......................................................19
                  Lending of Portfolio Securities................................................................19
                  Foreign Investments............................................................................19
                  Short Sales "Against the Box"..................................................................22
                  Warrants.......................................................................................23
                  Non-Publicly Traded and Illiquid Securities....................................................23
                  Borrowing......................................................................................25
                  Reverse Repurchase Agreements..................................................................25
                  When-Issued Securities and Delayed-Delivery Transactions.......................................25
                  REITs..........................................................................................26
                  Small Capitalization and Emerging Growth Companies; Unseasoned Issuers.........................26
                  Special Situation Companies....................................................................26
         Strategy Available to the Balanced Fund.................................................................27
                  Municipal Obligations..........................................................................27
         Strategy Available to the Capital Appreciation Fund and the Health Sciences Fund........................29
                  Dollar Rolls...................................................................................29
         Strategies Available to the Health Sciences Fund........................................................29
                  Securities of Health Sciences Companies........................................................29
                  Short Sales (excluding Short Sales "Against the Box")..........................................31
INVESTMENT RESTRICTIONS..........................................................................................32
         All Funds...............................................................................................32
         Balanced and Value Funds................................................................................32

         Capital Appreciation Fund...............................................................................34
         Health Sciences Fund....................................................................................35
PORTFOLIO VALUATION..............................................................................................37
PORTFOLIO TRANSACTIONS...........................................................................................38
PORTFOLIO TURNOVER...............................................................................................41
MANAGEMENT OF THE FUNDS..........................................................................................42
         Officers and Board of Directors/Trustees................................................................42
         Directors/Trustees' Total Compensation..................................................................46
         Portfolio Managers of the Funds.........................................................................46
                  Balanced Fund..................................................................................46
                  Value Fund.....................................................................................47
                  Capital Appreciation Fund......................................................................47
                  Health Sciences Fund...........................................................................47
         Investment Adviser and Co-Administrators................................................................48
         Custodians and Transfer Agent...........................................................................49
         Organization of the Funds...............................................................................50
                  Capital Appreciation Fund......................................................................50
                  Balanced Fund, Value Fund and Health Sciences Fund.............................................51
                  All Funds......................................................................................51
         Distribution and Shareholder Servicing..................................................................52
         Distributor.............................................................................................52
                  Common Shares..................................................................................52
                  All Funds, Advisor Shares......................................................................53
                  General........................................................................................55
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................55
         Automatic Cash Withdrawal Plan..........................................................................55
EXCHANGE PRIVILEGE...............................................................................................56
ADDITIONAL INFORMATION CONCERNING TAXES..........................................................................56
         The Funds and Their Investments.........................................................................57
         Passive Foreign Investment Companies....................................................................59
         Dividends and Distributions.............................................................................60
         Sales of Shares.........................................................................................60
         Foreign Taxes...........................................................................................61
         Backup Withholding......................................................................................61
         Notices.................................................................................................61
         Special Tax Matters Relating to Zero Coupon Securities..................................................61
         Other Taxation..........................................................................................62
DETERMINATION OF PERFORMANCE.....................................................................................62
INDEPENDENT ACCOUNTANTS AND COUNSEL..............................................................................65
MISCELLANEOUS....................................................................................................66
FINANCIAL STATEMENTS.............................................................................................69
APPENDIX - DESCRIPTION OF RATINGS...............................................................................A-1

                                      (ii)

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

                  The investment objective of the Balanced Fund is maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital.

                  The investment objective of the Value Fund is total return.

                  The investment objective of the Capital Appreciation Fund is long-term capital appreciation.

                  The investment objective of the Global Health Sciences Fund is capital appreciation.

                  Unless otherwise indicated, all of the Funds are permitted to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

                  The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

Options, Futures and Currency Exchange Transactions

                  Securities Options. Each Fund may purchase options and write
(sell) covered or collateralized options on securities, securities indices and, to the extent the Fund is authorized to invest in foreign securities, currencies for both hedging purposes and to increase total return. Up to 25% of a Fund's assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation. These options may be traded on an exchange or over-the-counter ("OTC").

                  Each Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC ("CSAM"), each Fund's investment adviser, expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

                  Securities Index Options. Each Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although each Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

                  Futures Activities. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and, to the extent the Fund is authorized to invest in foreign securities, currencies for bona fide hedging and speculative purposes These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

                  These transactions may be entered into for "bona fide hedging" purposes, as defined in regulations of the Commodity Futures Trading Commission ("CFTC"), and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

                  Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.

It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                  Options on Futures Contracts. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. The

Capital Appreciation and Global Health Sciences Funds will only engage in currency exchange transactions for hedging purposes.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

                  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Currency Options. Each Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

                  Each Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts, options written by the Fund on securities and indexes; and currency, interest rate and security index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets

(as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

                  U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities ("U.S. Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. Government Securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

                  Money Market Obligations. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five year or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

                  Money Market Mutual Funds. Where CSAM believes that it would be beneficial to a Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

                  Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

                  Convertible Securities. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

                  Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

                  Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

                  Assignments and Participations. Each Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

                  When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

                  Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. A Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

                  A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

                  A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

                  When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                  There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

                  Debt Securities. Each Fund may invest in debt securities (in the case of the Value Fund, Capital Appreciation Fund and Global Health Sciences Fund, with respect to up to 20% of the Fund's total assets). Debt obligations of corporations in which the Funds may invest include corporate bonds, debentures and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to accurately forecast changes in interest rates. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the

Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

                  When CSAM believes that a defensive posture is warranted, each Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

                  Below Investment Grade Securities. Each of the Balanced Fund and the Value Fund may invest up to 10% of its net assets, the Capital Appreciation Fund may invest up to 5% of its total assets and the Global Health Sciences Fund may invest up to 20% of its total assets in securities rated below investment grade, including convertible debt securities.

                  Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Fund should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

                  Zero Coupon Securities. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Funds anticipate that they will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

                  Securities of Other Investment Companies. Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

                  Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at value (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.
Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying Securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

                  Foreign Investments. The Balanced, Value and Capital Appreciation Funds may invest up to 15%, 20% and 20% of total assets, respectively, and the Global Health Sciences Fund may invest without limit, in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Depositary Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.

                  Foreign Currency Exchange. Since the Funds may be investing in securities denominated in currencies of non-U.S. countries, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

                  Euro Conversion. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presented unique risks and uncertainties for investors in those countries, including (i) the functioning of the payment and operational systems of banks and other financial institutions; (ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Funds.

                  Information. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

                  Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which each of the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Privatizations. Each Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

                  Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                  Short Sales "Against the Box." In a short sale, a Fund (other than the Capital Appreciation Fund) sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. In the case of the Balanced, Value and Global Health Sciences Funds, no more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

                  A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

                  Warrants. Each Fund may invest up to 15% (10% in the case of the Capital Appreciation Fund) of its net assets in warrants. Each Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

                  Non-Publicly Traded and Illiquid Securities. Each Fund may invest up to 15% of its net assets (10% of total assets in the case of the Capital Appreciation Fund) in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

                  Borrowing. Each Fund may borrow up to 30% of its total assets (10% of total assets in the case of the Capital Appreciation Fund) for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

                  Reverse Repurchase Agreements . Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  When-Issued Securities and Delayed-Delivery Transactions. Each Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemptions from the 1940 Act. REITs are also subject to interest rate risks.

                  Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. Investments in small- and medium-sized and emerging growth companies, as well as companies with continuous operations of less than three years ("unseasoned issuers") involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of small- and medium-sized and emerging growth companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

                  "Special Situation" Companies. "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. CSAM believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve maximum capital appreciation. There can be no assurance, however, that a special situation that exists at the time of an investment will be consummated under the terms and within the time period contemplated.

Strategy Available to the Balanced Fund

                  Municipal Obligations. The Balanced Fund may invest up to 15% of its total assets in obligations that are issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities, and authorities ("Municipal Obligations") to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. The interest on Municipal Obligations, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from regular federal income tax. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue securities, and the Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power.

                  Among other instruments, the Balanced Fund may purchase short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that the ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields, while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Balanced Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. CSAM will consider such an event in determining whether the Balanced Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the rating of Moody's and S&P and their significance.

                  Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, the laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as the result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

                  To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of economically related projects or facilities or whose issuers are located in the same state, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects or facilities to a greater extent than it would be if its assets were not so concentrated.

                  Private Activity Bonds; Alternative Minimum Tax Bonds. The Fund may invest in "Alternative Minimum Tax Bonds," which are certain private activity bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

                  Variable Rate Notes. Municipal Obligations purchased by the Fund may include variable rate demand notes ("VRDNs") issued by industrial development authorities and other governmental entities. VRDNs are tax exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. The interest rates are adjustable at intervals ranging from daily to up to every six months at a prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

                  While there may be no active secondary market with respect to a particular VRDN purchased by the Fund, the Fund may, upon notice as specified in the note, demand payment of the principal of and accrued interest on the note at any time or during specified periods not exceeding one year (depending on the instrument involved) and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved, in the event the issuer of the note defaulted on its payment obligations and during the periods that the Fund is not entitled to exercise its demand rights. The Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.

                  VRDNs are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will have been determined by CSAM to be of comparable quality at the time of the purchase to rated instruments purchasable by the Fund. CSAM monitors the continuing creditworthiness of issuers of such notes to determine whether the Fund should continue to hold such notes.

Strategy Available to the Capital Appreciation Fund and the Global Health Sciences Fund

                  Dollar Rolls. A Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Strategies Available to the Global Health Sciences Fund

                  Securities of Health Sciences Companies. The Fund's investment objective is capital appreciation. The Fund is a diversified management investment company. The Fund intends to invest at least 80% of its total assets in equity securities of health sciences companies, and under normal market conditions will invest at least 65% of its assets in equity and debt securities of health sciences companies. Equity securities are common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common stocks. Health sciences companies are companies that are principally engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed "health sciences"). A company is considered to be "principally engaged" in health sciences when at least 50% of its assets are committed to, or at least 50% of its revenues or operating profits are derived from, the activities described in the previous sentence. A company will also be considered "principally engaged" in health sciences if, in the judgment of CSAM, the company has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in a health sciences business and (a) the company holds itself out to the public as being primarily engaged in a health sciences business, and (b) a substantial percentage of the company's expenses are related to a health sciences business and these expenses exceed revenues from non-health sciences businesses.

                  The Fund intends to concentrate its investments in health sciences companies in three industries: services, pharmaceuticals and medical devices. The Fund will, under normal market conditions, invest at least 25% of its total assets in the aggregate in these three industries. This policy may expose the Fund to greater risk than a health sciences fund that invests more broadly among industries.

                  Because the Fund will focus its investments in securities of companies that are principally engaged in the health sciences, the value of its shares will be especially affected by factors relating to the health sciences, resulting in greater volatility in share price than may be the case with funds that invest in a wider range of industries.

                  Companies engaged in biotechnology, drugs and medical devices are affected by, among other things, limited patent duration, intense competition, obsolescence brought about by rapid technological change and regulatory requirements. In addition, many health sciences companies are smaller and less seasoned, suffer from inexperienced management, offer limited product lines (or may not yet offer products), and may have persistent losses or erratic revenue patterns. Securities of these smaller companies may have more limited marketability and, thus, may be more volatile. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. There is also typically less publicly available information concerning smaller companies than for larger, more established ones.

                  Other health sciences companies, including pharmaceutical companies, companies undertaking research and development, and operators of health care facilities and their suppliers are subject to government regulation, product or service approval and, with respect to medical devices, the receipt of necessary reimbursement codes, which could have a significant effect on the price and availability of such products and services, and may adversely affect the revenues of these companies. These companies are also susceptible to product liability claims and competition from manufacturers and distributors of generic products. Companies engaged in the ownership or management of health care facilities receive a substantial portion of their revenues from federal and state governments through Medicare and Medicaid payments. These sources of revenue are subject to extensive regulation and government appropriations to fund these expenditures are under intense scrutiny. Numerous federal and state legislative initiatives are being considered that seek to control health care costs and, consequently, could affect the profitability and stock prices of companies engaged in the health sciences.

                  Health sciences companies are generally subject to greater governmental regulation than other industries at both the state and federal levels. Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. A health sciences company must receive government approval before introducing new drugs and medical devices or procedures. This process may delay the introduction of these products and services to the marketplace, resulting in increased development costs, delayed cost-recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company's revenues and profitability. Expansion of facilities by health care providers is subject to "determinations of need" by the appropriate government authorities. This process not only increases the time and cost involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of health care facilities operators, and negatively affecting the price of their securities.

                  Certain health sciences companies depend on the exclusive rights or patents for the products they develop and distribute. Patents have a limited duration and, upon expiration, other companies may market substantially similar "generic" products which have cost less to develop and may cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer.

                  Because the products and services of health sciences companies affect the health and well-being of many individuals, these companies are especially susceptible to product liability lawsuits. The share price of a health sciences company can drop dramatically not only as a reaction to an adverse judicial ruling, but also from the adverse publicity accompanying threatened litigation.

                  Short Sales (excluding Short Sales "Against the Box"). The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Fund's assets.

                  To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

                  The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

                             INVESTMENT RESTRICTIONS

                  All Funds. Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitation set forth in No. 2 of the Capital Appreciation Fund and No. 1 of each of the Balanced, Value and Global Health Sciences Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                  Balanced and Value Funds. The investment limitations numbered 1 through 11 are Fundamental Restrictions. Investment limitations numbered 12 though 15 may be changed by a vote of the Board at any time.

                  The Balanced and Value Funds may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing and only if after such borrowing there is assets coverage of at least 300% for all borrowings of the Fund. For purposes of this restriction, the entry into options, futures contracts and options on futures contracts shall not constitute borrowing.

                  2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  3. Make loans, except that the Fund may purchase or hold fixed-income securities, lend portfolio securities and enter into repurchase agreements in accordance with its investment objectives, policies and limitations.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities or the purchase of securities directly from the issuer in accordance with the Fund's investment objectives, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein or (b) issued by companies which invest in real estate or interests therein.

                  6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in options on currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales "against the box."

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in options, futures contracts and options on futures contracts will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts and options on futures contracts, currencies, securities or indexes.

                  9. Pledge, mortgage or hypothecate its assets, except (a) to the extent necessary to secure permitted borrowings and (b) to the extent related to the deposit of assets in escrow in connection with collateral and initial or variation margin arrangements with respect to options, futures contracts, and options on futures contracts and in amounts not in excess of 125% of the dollar amount borrowed.

                  10. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  11. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                  12. Make investments for the purpose of exercising control or management.

                  13. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  14. Invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  15. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 15% of the value of the Fund's total assets.

                  With regard to investment limitation No. 10, relating to a Fund's holdings of illiquid securities, the Fund will monitor the liquidity of its portfolio on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained. Particularly, the Board will check routinely the value of illiquid securities in its portfolio and should the value of such securities approach 15% of the net assets of the Fund's portfolio, the Board will take action to reduce the Fund's holdings of illiquid securities in an orderly fashion to maintain adequate liquidity. In no event will a Fund purchase an illiquid security if doing so would result in more than 15% of the Fund's net assets being invested in illiquid securities.

                  Capital Appreciation Fund. The investment limitations numbered 1 through 11 are Fundamental Restrictions. Investment limitations 12 through 14 may be changed by a vote of the Board at any time.

                  The Capital Appreciation Fund may not:

                  1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  2. Borrow money or issue senior securities except that the Fund may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings described in (a) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

                  3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  4. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities and enter into repurchase agreements.

                  5. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and
(c) futures contracts and related options.

                  7. Make short sales of securities or maintain a short position.

                  8. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.

                  9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

                  10. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities.

                  11. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  12. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

                  14. Invest in oil, gas or mineral leases.

                  Global Health Sciences Fund. The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

                  The Global Health Sciences Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry except that the Fund will invest at least 25% of its total assets in the health services, pharmaceuticals and medical devices industries; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  4. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

                  9. Issue any senior security except as permitted in the Fund's investment limitations.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by the Funds in valuing their assets.

                  Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent bid quotation on the exchange or market. In determining the market value of portfolio investments, each Fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

                  In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. For the fiscal year ended October 31, 1999, $28,787, $325,562, $583,040, and $76,974 of total brokerage commissions for the Balanced Fund, Value Fund, Capital Appreciation Fund and Global Health Sciences Fund, respectively, was paid to brokers and dealers who provided research services. Research received from brokers or dealers is supplemental to CSAM's own research program.

                  The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years or periods.

----------------------------------------     ------------------------------     ---------------------------
                 FUND                              YEAR/PERIOD ENDED                   COMMISSIONS
----------------------------------------     ------------------------------     ---------------------------
Balanced Fund                                      August 31, 1997                     $     87,403
                                             ------------------------------     ---------------------------
                                                   October 31, 1997                    $     14,333
                                             ------------------------------     ---------------------------
                                                   October 31, 1998                    $     91,213
                                             ------------------------------     ---------------------------
                                                   October 31, 1999                    $     51,744
----------------------------------------     ------------------------------     ---------------------------
Value Fund                                         August 31, 1997                     $  2,898,813
                                             ------------------------------     ---------------------------
                                                   October 31, 1997                    $    279,210
                                             ------------------------------     ---------------------------
                                                   October 31, 1998                    $1,565,859
                                             ------------------------------     ---------------------------
                                                   October 31, 1999                    $1,725,407
----------------------------------------     ------------------------------     ---------------------------
Capital Appreciation Fund                          October 31, 1997                    $  3,338,918
                                             ------------------------------     ---------------------------
                                                   October 31, 1998                    $  2,521,643
                                             ------------------------------     ---------------------------
                                                   October 31, 1999                    $  1,978,983
----------------------------------------     ------------------------------     ---------------------------
Global Health Sciences Fund                        October 31, 1997                    $     66,762
                                             ------------------------------     ---------------------------
                                                   October 31, 1998                    $     94,901
                                             ------------------------------     ---------------------------
                                                   October 31, 1999                    $    201,942
----------------------------------------     ------------------------------     ---------------------------


                  For the fiscal year ended October 31, 1999, the increase in the amount paid by the Global Health Sciences Fund to broker-dealers was due to an increase in purchases and sales of portfolio securities in response to volatility in market prices.

                  All orders for transactions in securities or options on behalf of a Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                               PORTFOLIO TURNOVER

                  Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.

                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. The Balanced Fund's portfolio turnover policy is the same for both the common stock and non-common stock portions of its portfolio.

                  For the fiscal year ended October 31, 1999, the increase in the Global Health Sciences Fund's portfolio turnover rate was due to an increase in purchases and sales of portfolio securities in response to volatility in market prices.


                             MANAGEMENT OF THE FUNDS

Officers and Board of Directors/Trustees

                  Except in the case of the Capital Appreciation Fund, the business and affairs of the Funds are managed by the Board of Directors in accordance with the laws of the State of Maryland. The business and affairs of the Capital Appreciation Fund are managed by a Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. Each Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. Under each Fund's Charter, the Board may classify or reclassify any unissued shares of each Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of each Fund.

                  The names (and ages) of each Fund's Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard H. Francis (67)                                   Director/Trustee
40 Grosvenor Road                                         Currently retired; Executive Vice President and Chief
Short Hills, New Jersey 07078                             Financial Officer of Pan Am Corporation and Pan American
                                                          World Airways, Inc. from 1988 to 1991; Director of The
                                                          Infinity Mutual Funds, BISYS Group Incorporated;
                                                          Director/Trustee of other Warburg Pincus Funds and other
                                                          CSAM-advised investment companies.

Jack W. Fritz (72)                                        Director/Trustee
2425 North Fish Creek Road                                Private investor; Consultant and Director of Fritz
P.O. Box 483                                              Broadcasting, Inc. and Fritz Communications (developers
Wilson, Wyoming 83014                                     and operators of radio stations); Director/Trustee of
                                                          other Warburg Pincus Funds.

James S. Pasman, Jr. (69)                                 Director/Trustee
29 The Trillium                                           Currently retired; President and Chief Operating Officer
Pittsburgh, Pennsylvania 15238                            of National InterGroup, Inc. from April 1989 to March
                                                          1991; Chairman of Permian Oil Co. from April 1989 to March
                                                          1991; Director of Education Management Corp., Tyco
                                                          International Ltd.; Trustee, BT Insurance Funds Trust;
                                                          Director/Trustee of other Warburg Pincus Funds and other
                                                          CSAM-advised investment companies.

William W. Priest* (58)                                   Chairman of the Board
153 East 53rd Street                                      Chairman -- Management Committee, Chief Executive Officer
New York, New York 10022                                  and Managing Director of CSAM since 1990; Director/Trustee of other Warburg Pincus Funds and other CSAM-advised
                                                          investment companies.

Steven N. Rappaport (51)                                  Director/Trustee
40 East 52nd Street                                       President of Loanet, Inc. (on-line accounting service)
New York, New York 10022                                  since 1997; Executive Vice President of Loanet, Inc. from
                                                          1994 to 1997; Director, President, North
                                                          American Operations, and former Executive
                                                          Vice President from 1992 to 1993 of
                                                          Worldwide Operations of Metallurg Inc.;
                                                          Executive Vice President, Telerate, Inc.
                                                          from 1987 to 1992; Partner in the law firm
                                                          of Hartman & Craven until 1987;
                                                          Director/Trustee of other Warburg Pincus
                                                          Funds and other CSAM-advised investment
                                                          companies.



* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.

Alexander B. Trowbridge (70)                              Director/Trustee
1317 F Street, N.W., 5th Floor                            President of Trowbridge Partners, Inc. (business
Washington, DC 20004                                      consulting) since January 1990; Director or Trustee of New
                                                          England Mutual Life Insurance Co., ICOS Corporation
                                                          (biopharmaceuticals), IRI International (energy services),
                                                          The Rouse Company (real estate development), Harris Corp.
                                                          (electronics and communications equipment), The Gillette
                                                          Co. (personal care products) and Sunoco, Inc. (petroleum
                                                          refining and marketing); Director/Trustee of other Warburg
                                                          Pincus Funds.

Eugene L. Podsiadlo (42)                                  President
466 Lexington Avenue                                      Managing Director of CSAM; Associated with CSAM since Credit Suisse
New York, New York 10017-3147                             acquired the Funds' predecessor adviser in July 1999; with the predecessor adviser since 1991; Vice President of Citibank, N.A. from 1987 to 1991;
                                                          Officer of CSAMSI and of other Warburg Pincus Funds.

Hal Liebes, Esq. (35)                                     Vice President and Secretary
153 East 53rd Street                                      Managing Director and General Counsel of CSAM; Associated
New York, New York 10022                                  with Lehman Brothers, Inc. from 1996 to 1997; Associated
                                                          with CSAM from 1995 to 1996; Associated with CS First Boston
                                                          Investment Management from 1994 to 1995; Associated with
                                                          Division of Enforcement, U.S. Securities and Exchange
                                                          Commission from 1991 to 1994; Officer of CSAMSI, other Warburg
                                                          Pincus Funds and other CSAM-advised investment companies.

Michael A. Pignataro (40)                                 Treasurer and Chief Financial Officer
153 East 53rd Street                                      Vice President and Director of Fund Administration of
New York, New York 10022                                  CSAM; Associated with CSAM since 1984; Officer of other
                                                          Warburg Pincus Funds and other CSAM-advised investment companies.

Stuart J. Cohen, Esq. (31)                                Assistant Secretary
466 Lexington Avenue                                      Vice President and Legal Counsel of CSAM; Associated with
New York, New York 10017-3147                             CSAM since Credit Suisse acquired the Funds' predecessor
                                                          adviser in July 1999; with the predecessor
                                                          adviser since 1997; Associated with the law
                                                          firm of Gordon Altman Butowsky Weitzen
                                                          Shalov & Wein from 1995 to 1997; Officer of
                                                          other Warburg Pincus Funds.

Rocco A. DelGuercio (36)                                  Assistant Treasurer
153 East 53rd Street                                      Assistant Vice President and Administrative Officer of
New York, New York 10022                                  CSAM; Associated with CSAM since June 1996; Assistant
                                                          Treasurer, Bankers Trust Corp. -- Fund
                                                          Administration from March 1994 to June 1996;
                                                          Mutual Fund Accounting Supervisor, Dreyfus
                                                          Corporation from April 1987 to March 1994;
                                                          Officer of other Warburg Pincus Funds and
                                                          other CSAM-advised investment companies.



                   No employee of CSAM, PFPC Inc., the Funds' co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Funds for acting as an officer or director/trustee of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, PFPC or any of their affiliates receives the following annual and per-meeting fees:

----------------------------------------   -----------------------   ------------------------   ------------------------
                                                                                                  Fee for Each Audit
                                                                      Fee for Each Meeting         Committee Meeting
Fund                                             Annual Fee                 Attended                   Attended
----------------------------------------   -----------------------   ------------------------   ------------------------
Balanced Fund                                    $     750                    $250                      $250 *
----------------------------------------   -----------------------   ------------------------   ------------------------
Value Fund                                       $     750                    $250                      $250 *
----------------------------------------   -----------------------   ------------------------   ------------------------
Capital Appreciation Fund                        $     750                    $250                      $250 *
----------------------------------------   -----------------------   ------------------------   ------------------------
Global Health Sciences Fund                      $     750                    $250                      $250 *
----------------------------------------   -----------------------   ------------------------   ------------------------

* Alexander B. Trowbridge receives $325 per fund for serving as chairman of the Audit Committee.

                  Each Director is reimbursed for expenses incurred in connection with attendance at Board meetings.

Directors/Trustees' Total Compensation (for the fiscal year ended October 31,
1999)


--------------------------   -------------   -------------   -------------   -------------   ----------------
                                               Growth &        Capital          Global       All Investment
                                                Income       Appreciation       Health        Companies in
Name of Director/Trustee       Balanced          Fund            Fund          Sciences      Warburg Pincus
                                 Fund                                            Fund         Fund Complex 1
--------------------------   -------------   -------------   -------------   -------------   ----------------
William W. Priest 2              None            None            None            None             None
--------------------------   -------------   -------------   -------------   -------------   ----------------
Arnold M. Reichman 3             None            None            None            None             None
--------------------------   -------------   -------------   -------------   -------------   ----------------
Richard N. Cooper 4             $1,125          $1,125          $1,375          $1,125           $47,500
--------------------------   -------------   -------------   -------------   -------------   ----------------
Richard H. Francis 5            $1,000          $1,000          $1,000          $1,000           $38,250
--------------------------   -------------   -------------   -------------   -------------   ----------------
Jack W. Fritz                   $2,250          $2,250          $2,750          $2,250           $94,250
--------------------------   -------------   -------------   -------------   -------------   ----------------
Jeffrey E. Garten 5             $2,250          $2,250          $2,750          $2,250           $94,250
--------------------------   -------------   -------------   -------------   -------------   ----------------
Thomas A. Melfe 4               $1,375          $1,375          $1,625          $1,375           $40,750
--------------------------   -------------   -------------   -------------   -------------   ----------------
James S. Pasman, Jr. 5          $1,000          $1,000          $1,000          $1,000           $38,250
--------------------------   -------------   -------------   -------------   -------------   ----------------
Steven N. Rappaport 5           $1,000          $1,000          $1,000          $1,000           $38,250
--------------------------   -------------   -------------   -------------   -------------   ----------------
Alexander B. Trowbridge         $2,325          $2,325          $2,825          $2,325           $97,100
--------------------------   -------------   -------------   -------------   -------------   ----------------


1 Each Director/Trustee serves as a Director or Trustee of 51 investment companies and portfolios in the Warburg Pincus family of funds, except for Mr. Garten, who serves as a Director or Trustee of 33 investment companies in the Warburg Pincus family of funds.

2 Mr. Priest receives compensation as an affiliate of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

3 Mr. Reichman resigned as a Director/Trustee of each Fund effective August 18, 1999.

4 Mr. Donahue resigned as a Director/Trustee of each Fund effective February 6, 1998. Messrs. Cooper and Melfe resigned as a
         Director/Trustee of each Fund effective July 6, 1999.

5 Mr. Garten became a Director/Trustee of each Fund effective February 6, 1998 and resigned as a Director/Trustee of each Fund effective February 3, 2000. Messrs. Francis, Pasman and Rappaport became
         Directors/Trustees of the Funds effective July 6, 1999.


As of January 31, 2000 Directors or officers of the Funds as a group owned less than 1% of the outstanding shares of each Fund.


Portfolio Managers of the Funds

                  Balanced Fund. Scott T. Lewis is the Portfolio Manager of the equity portion of the Balanced Fund and also manages other Warburg Pincus Funds.
M. Anthony E. van Daalen and Charles C. Van Vleet serve as Co-Portfolio Managers of the fixed income portion of the Balanced Fund and also manage other Warburg Pincus Funds. Mr.

Lewis has been associated with CSAM since Credit Suisse acquired the Funds' predecessor adviser in July 1999 and joined the predecessor adviser in 1986. Prior to that Mr. Lewis was an assistant portfolio manager at Bench Corporation from 1984 to 1985 and a trader at Atlanta/Sosnoff Management Corp. from 1984 to 1985 and a trader at E.F. Hutton & Co. from 1982 to 1984. Mr. Lewis received a M.B.A. and a B.S. degree from New York University.

                  Mr. van Daalen has been associated with CSAM since Credit Suisse acquired the Funds' predecessor adviser in July 1999 and joined the predecessor adviser in 1992. Prior to that Mr. van Daalen was an assistant vice president, portfolio manager at Citibank in the Private Banking Group from 1985 to 1991. Mr. van Daalen was a retail banking manager at The Connecticut Bank and Trust Co. from 1983 to 1985 and an analyst at Goldstein/Krall Market Research from 1982 to 1983. Mr. van Daalen received a B.A. degree from Wesleyan University and a M.B.A. degree from New York University.

                  Mr. Van Vleet has been associated with CSAM since Credit Suisse acquired the Funds' predecessor adviser in July 1999 and joined the predecessor adviser in May 1998. Prior to that Mr. Van Vleet was a senior vice president and senior global strategist at Putnam Investment Management from 1994 to 1998. Prior to that Mr. Van Vleet served as vice president and senior portfolio manager at Alliance Capital Management. Mr. Van Vleet received a B.A. degree from the University of California, Berkeley.

                  Value Fund. Scott T. Lewis (described above) and Stacy Dutton are Co-Portfolio Managers of the Value Fund. Ms. Dutton has been associated with CSAM since Credit Suisse acquired the Funds' predecessor adviser in July 1999 and joined the predecessor adviser in 1997. Previously, Ms. Dutton was a senior vice president and analyst for Jennison Associates Capital Corp. from 1993 to 1997. Ms. Dutton earned a B.A. degree from the University of Chicago and an M.B.A. from The Wharton School, University of Pennsylvania.

                  Capital Appreciation Fund. Susan L. Black, Portfolio Manager of the Capital Appreciation Fund, is also Portfolio Manager of the Global Health Sciences Fund. Ms. Black has been associated with CSAM since Credit Suisse acquired the Funds' predecessor adviser in July 1999 and joined the predecessor adviser in 1985. From 1979 until 1985 Ms. Black was a partner at Century Capital Associates. From 1977 until 1978 Ms. Black was a vice president of research at Donaldson, Lufkin & Jenrette. From 1973 until 1977 and from 1978 until 1979 Ms. Black was a vice president of research at Drexel Burnham Lambert. From 1961 until 1973, Ms. Black was employed by Argus Research, first as a securities analyst, then as director of research. Ms. Black received a B.A. degree from Mount Holyoke College.

                  Global Health Sciences Fund. Susan L. Black (described above) and Peter T. Wen are Co-Portfolio Managers of the Global Health Sciences Fund. Mr. Wen has been associated with CSAM since 1999. Previously, Mr. Wen was an investment analyst with Lynch & Mayer, Inc. from 1994 to 1999. Mr. Wen earned a B.A. degree from Harvard University and an M.B.A. from the University of Pennsylvania.

Investment Adviser and Co-Administrators

                  CSAM, located at 153 East 53rd Street, New York, New York 10022, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

                  Prior to July 6, 1999, Warburg Pincus Asset Management, Inc. ("Warburg") served as investment adviser to each Fund. On that date, Credit Suisse acquired Warburg and combined Warburg with Credit Suisse's existing U.S.-based asset management business ("Credit Suisse Asset Management"). Consequently, the combined entity, CSAM, became the Funds' investment adviser. Credit Suisse Asset Management, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

                  CSAMSI and PFPC both serve as co-administrators to each Fund pursuant to separate written agreements (the "CSAMSI Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Funds. For the services provided by CSAM under the Advisory Agreements, the Balanced Fund, Value Fund, Capital Appreciation Fund and Global Health Sciences Fund each pay CSAM a fee calculated at an annual rate of .90%, .75%, .70% and 1.00%, respectively, of the Fund's average daily net assets. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets. For the services provided by PFPC under the PFPC Co-Administration Agreement, the Balanced Fund and Value Fund each pay PFPC a fee calculated at an annual rate of .15% of the Fund's first $500 million in average daily net assets, .10% of the next $1 billion in average daily net assets and .05% of average daily net assets exceeding $1.5 billion, and the Capital Appreciation Fund and Global Health Sciences Fund each pay PFPC a fee calculated at an annual rate of .10% of the Fund's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets and
 .05% of average daily net assets exceeding $1.5 billion, exclusive of out-of-pocket expenses. Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets.

                  For the following fiscal years ended October 31, investment advisory fees earned by CSAM or its predecessor, Warburg, waivers and net advisory fees for each Fund were as follows:

--------------------------------------   ----------------------   -------------------   ------------   --------------------
                                          YEAR/ PERIOD ENDED            GROSS                                  NET
                FUND                                                 ADVISORY FEE         WAIVER          ADVISORY FEE
--------------------------------------   ----------------------   -------------------   ------------   --------------------
Balanced Fund                              October 31, 1997         $      60,121        $   35,238      $       24,883
                                         ----------------------   -------------------   ------------   --------------------
                                           October 31, 1998         $     350,839        $  180,006      $      170,833
                                         ----------------------   -------------------   ------------   --------------------
                                           October 31, 1999         $     309,584        $  160,572      $      149,012
--------------------------------------   ----------------------   -------------------   ------------   --------------------
Value Fund                                 October 31, 1997         $     901,812                 0      $      901,812
                                         ----------------------   -------------------   ------------   --------------------
                                           October 31, 1998         $   6,112,330                 0      $    6,112,330
                                         ----------------------   -------------------   ------------   --------------------
                                           October 31, 1999         $   5,661,576                 0      $    5,661,576
--------------------------------------   ----------------------   -------------------   ------------   --------------------
Capital Appreciation Fund                  October 31, 1997         $   3,847,872                 0      $    3,847,872
                                         ----------------------   -------------------   ------------   --------------------
                                           October 31, 1998         $   4,861,495                 0      $    4,861,495
                                         ----------------------   -------------------   ------------   --------------------
                                           October 31, 1999         $   6,198,244                 0      $    6,198,244
--------------------------------------   ----------------------   -------------------   ------------   --------------------
Global Health Sciences Fund                October 31, 1997         $     124,333        $  124,333                   0
                                         ----------------------   -------------------   ------------   --------------------
                                           October 31, 1998         $     432,399        $  120,371      $      312,028
                                         ----------------------   -------------------   ------------   --------------------
                                           October 31, 1999         $     645,438        $  154,130      $      491,308
--------------------------------------   ----------------------   -------------------   ------------   --------------------


                  For the fiscal year ended October 31, 1999, CSAM or its predecessor, Warburg also reimbursed expenses for the Global Health Sciences Fund in the amount of $10,449.

                  PFPC and Counsellors Service (the Funds' predecessor co-administrator) earned the following amounts in co-administration fees.


 ---------------------------------------   ----------------------   ----------------------------   ---------------------------
                  FUND                             YEAR                        PFPC                   COUNSELLORS SERVICE
 ---------------------------------------   ----------------------   ----------------------------   ---------------------------
 Balanced Fund                               October 31, 1997            $     10,020                     $    6,680
                                           ----------------------   ----------------------------   ---------------------------
                                             October 31, 1998            $     73,474                     $   38,982
                                                                       ($58,473 waived)
                                           ----------------------   ----------------------------   ---------------------------
                                             October 31, 1999            $     60,983                     $   34,398
                                                                       ($51,597 waived)
 ---------------------------------------   ----------------------   ----------------------------   ---------------------------
 Value Fund                                  October 31, 1997            $    180,362                     $  109,797
                                           ----------------------   ----------------------------   ---------------------------
                                             October 31, 1998            $  1,069,787                     $  849,366
                                           ----------------------   ----------------------------   ---------------------------
                                             October 31, 1999            $  1,014,167                     $  758,552
 ---------------------------------------   ----------------------   ----------------------------   ---------------------------

 ---------------------------------------   ----------------------   ----------------------------   ---------------------------
                  FUND                             YEAR                        PFPC                   COUNSELLORS SERVICE
 ---------------------------------------   ----------------------   ----------------------------   ---------------------------
 Capital Appreciation Fund                   October 31, 1997              $  535,580                     $  549,696
                                           ----------------------   ----------------------------   ---------------------------
                                             October 31, 1998              $  649,064                     $  694,499
                                           ----------------------   ----------------------------   ---------------------------
                                             October 31, 1999              $  792,954                     $  885,463
 ---------------------------------------   ----------------------   ----------------------------   ---------------------------
 Global Health Sciences Fund                 October 31, 1997              $   12,433*                    $   12,433
                                           ----------------------   ----------------------------   ---------------------------
                                             October 31, 1998              $   45,297                     $   43,240
                                                                       ($37,985 waived)
 ---------------------------------------   ----------------------   ----------------------------   ---------------------------
                                             October 31, 1999              $   67,601                     $   64,544
                                                                       ($22,278 waived)
 ---------------------------------------   ----------------------   ----------------------------   ---------------------------

*Fully Waived


Custodians and Transfer Agent

                  PFPC Trust Company ("PFPC Trust") and State Street Bank and Trust Company serve as custodians of each Funds' U.S. and non-U.S. assets, respectively, pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PFPC Trust and State Street each
(i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PFPC Trust may delegate its duties under its Custodian Agreement with the Fund to a wholly owned direct or indirect subsidiary of PFPC Trust or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and PFPC Trust is authorized to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. PFPC Trust has entered into a sub-custodian agreement with PNC Bank, National Association ("PNC"), pursuant to which PNC provides asset safekeeping and securities clearing services. PFPC Trust and PNC are indirect, wholly owned subsidiaries of PNC Bank Corp. and their principal business address is 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Organization of the Funds

                  Capital Appreciation Fund. The Fund's Agreement and Declaration of Trust (the "Trust Agreement") authorizes the Board to issue an unlimited number of full and fractional shares of common stock, $.001 par value per share, of which an unlimited number are designated "Common Shares" and an unlimited number are designated "Advisor Shares."

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Capital Appreciation Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

                  Balanced Fund, Value Fund and Global Health Sciences Fund. Each Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share, of which one billion shares are designated "Common Shares" and two billion shares are designated "Advisor Shares" in the case of the Balanced and Value Funds and one billion shares are designated "Common Shares" and one billion shares are designated "Advisor Shares" in the case of the Global Health Sciences Fund.

                  All Funds. All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

                  The Funds are open-end management investment companies within the meaning of the 1940 Act. The Balanced and Value Funds were incorporated on January 29, 1996, under the laws of the State of Maryland. The Capital Appreciation Fund was organized on January 20, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Global Health Sciences Fund was incorporated on October 31, 1996 under the laws of the State of Maryland. Each of the Funds is diversified. Each Fund (except the Global Health Sciences Fund) offers two classes of shares, Common Shares and Advisor Shares. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.

                  The Balanced and Value Funds were incorporated under the names Warburg, Pincus Balanced Fund, Inc. and Warburg, Pincus Growth & Income Fund, Inc., respectively. On May 3, 1996, each of the Balanced Fund and Warburg Pincus Growth & Income Fund, Inc. acquired all of the assets and liabilities of the investment portfolio of the RBB Fund with a similar name. On February 26, 1992, the Capital Appreciation Fund amended its Agreement and Declaration of Trust to change its name from "Counsellors Capital Appreciation Fund" to "Warburg, Pincus Capital Appreciation Fund." On January 1, 2000, the Value Fund changed its name from "Warburg, Pincus Growth & Income Fund, Inc." to "Warburg, Pincus Value Fund, Inc." The Global Health Sciences Fund was incorporated under the name "Warburg, Pincus Health Sciences Fund, Inc." and changed its name to "Warburg, Pincus Global Health Sciences Fund, Inc." effective February 29, 2000.

Distribution and Shareholder Servicing

                  Distributor. Provident Distributors, Inc. ("PDI") serves as distributor of the Funds' shares. PDI offers each Fund's shares on a continuous basis. No compensation is payable by the Funds to PDI for distribution services, however, pursuant to a separate agreement with CSAM, PDI is compensated for the services provided to the Funds. PDI's principal business address is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428-2961.

                  Common Shares. The Balanced Fund and the Global Health Sciences Fund have each adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of
 .25% of the average daily net assets of the Common Shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Funds; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares;
(c) providing telephone services relating to the Funds, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

                  Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred.

                  Pursuant to the Common Shares 12b-1 Plan, CSAMSI provides the Board with periodic reports of amounts expended under the Common Shares 12b-1 Plan and the purpose for which the expenditures were made.

                  The Common Shares 12b-1 Plan was adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Common Shares (the "Prior Common Shares 12b-1 Plan"). For the year ended October 31, 1999, the Balanced Fund and the Global Health Sciences Fund Common Shares paid the following amounts pursuant to the Prior Common Shares 12b-1 Plan, all of which was spent on advertising, marketing communications and public relations:

------------------------------------------------    ---------------------
FUND                                                      PAYMENT
------------------------------------------------    ---------------------
Balanced Fund                                             $   85,406
------------------------------------------------    ---------------------
Global Health Sciences Fund                               $  161,360
------------------------------------------------    ---------------------


                  Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .40% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be reimbursed for marketing costs. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

                  All Funds, Advisor Shares. The Balanced, Value, Capital Appreciation and the Global Health Sciences Fund (which currently does not offer Advisor Shares) have entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by a Fund or by CSAMSI on behalf of the Fund The Advisor Share 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Share 12b-1 Plan and the purposes for which such expenditures were made. The Advisor Shares 12b-1 Plan was adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Advisor Shares (the "Prior Advisor Shares 12b-1 Plan"). For the year ended October 31, 1998, the Funds paid the following fees pursuant to the Prior Advisor Shares 12b-1 Plan, all of which were paid to Institutions:


------------------------------------------------    ---------------------
FUND                                                      PAYMENT
------------------------------------------------    ---------------------
Balanced Fund                                            $   1,179
------------------------------------------------    ---------------------
Value Fund                                               $ 429,220
------------------------------------------------    ---------------------
Capital Appreciation Fund                                $ 148,878
------------------------------------------------    ---------------------


                  Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates for providing supplemental services in connection with investments in the Funds. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.10% per year of the value of Fund accounts maintained by the firm. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.

                  An Institution with which a Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

                  General. The Advisor Share 12b-1 Plans and the Common Shares 12b-1 Plans will continue in effect for so long as their continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Advisor Shares 12b-1 Plans or the Common Shares 12b-1 Plans, as the case may be ("Independent Directors"). Any material amendment of the Advisor Shares 12b-1 Plans or the Common Shares 12b-1 Plans would require the approval of the Board in the same manner. Neither the Advisor Shares 12b-1 Plans nor the Common Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Share 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund.

                  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus fund at their respective net asset values. An Advisor Shareholder may exchange Advisor Shares of a Fund for Advisor Shares of another Warburg Pincus Fund at their respective net asset values. If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.


                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Warburg Pincus fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.

                  Each Fund reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, both of which are subject to change.

The Funds and Their Investments

                  Each Fund intends to continue to qualify as a regulated investment company under the Code during each of its taxable years. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, each Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and on its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS"). Even if a Fund makes such an election, it is possible that it may incur an excise tax as a result of not having distributed net capital gains.

                  The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

                  With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  Each Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Passive Foreign Investment Companies

                  If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

                  Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions

                  Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the
Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

                  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a

Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

Foreign Taxes

                  Income received by a Fund from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50 percent of the value of a Fund's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that a Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. In the absence of such an election, the foreign taxes paid by a Fund will reduce its investment company taxable income, and distributions of investment company taxable income received by the Fund from non-US sources will be treated as United States source income.

Backup Withholding

                  Each Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices

                  Shareholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Special Tax Matters Relating to Zero Coupon Securities

                  Investment by a Fund in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends will ordinarily constitute taxable income to shareholders of the Fund.

Other Taxation

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING EACH FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                          DETERMINATION OF PERFORMANCE

                  From time to time, a Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." Current total return figures may be obtained by calling Warburg Pincus Funds at (800) 927-2874.

                  With respect to a Funds' Common and Advisor Shares, the Funds' average annual total returns for the indicated periods ended October 31, 1999 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):

                                  TOTAL RETURN

                                  COMMON SHARES

                                                                                                          Period from the
                                                                                                            commencement
                                      One-Year                 Five-Year               Ten-Year             of operations
                                      --------                 ---------               --------             -------------
Balanced Fund
(10/6/88)                          13.61% 12.89%             15.44% 15.51%           12.58% 11.24%          12.82% 11.44%
Value Fund
(10/6/88)                               15.77%                    12.23%             13.75%  13.27%         13.85% 13.26%
Capital Appreciation Fund
(8/17/87)                              38.28%                     25.86%                 17.27%                 15.70%
Global Health Sciences Fund
(12/31/96)                           3.54% 3.12%                   N/A                    N/A               17.63% 17.05%

                                 ADVISOR SHARES

                                                                                                             Period from the
                                                                                                               commencement
                                      One-Year                  Five-Year                Ten-Year             of operations
                                      --------                  ---------                --------             -------------
Balanced Fund
(7/31/95)                         13.37%  12.64%                    N/A                     N/A                12.98% 10.46%
Value Fund
(5/15/95)                                 15.20%                    N/A                     N/A                   12.11%
Capital Appreciation Fund
(8/17/87)                                 37.62%                   25.27%                   N/A                   18.32%



                  These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

                  These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. Investors should note that this performance may not be representative of a Fund's total return over longer market cycles.

                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. A Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

                  A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

                  A Fund may also advertise its yield. Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:


                           YIELD = 2[( a-b  + 1)6 -1]
                                       cd


For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

                  The yield for the Common Shares of the Balanced Fund for the thirty-day period ended October 31, 1999 was 2.02% (1.31% without waivers) and for the Advisor Shares was 1.78% (1.07% without waivers).

                  The yield for the Common Shares of the Value Fund for the thirty-day period ended October 31, 1999 was 0.84% and for the Advisor Shares was 0.35%.

                  The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

                  In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

                  Each Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Balanced and Value Funds, with the S&P 500 Index; in the case of the Capital Appreciation Fund, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Fund, the S&P Midcap 400 Index and the S&P Index; and in the case of the Health Sciences Fund, various unmanaged indexes, developed and maintained by S&P, relating to the securities of health sciences companies; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of any investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                  In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.

                  As of January 31, 2000, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:



                                  BALANCED FUND

                                                              Common Shares                    Advisor Shares
                                                              -------------                    --------------
Charles Schwab & Co. Inc.                                        43.53%
Special Custody Account for the
Exclusive Benefit of Customers
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.                                12.61%
FBO Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

Carn & Co.                                                        7.76%
FBO Whiting Swenson Employees Savings Plan A/C
# 022194-01
Attn:  Mutual Funds - Star
PO Box 96211
Washington, DC  20090-6211

OLCOBA Company                                                                                      57.23%
Attn: Marquette Trust Company
7575 Golden Valley Road
Suite 375
PO Box 1000
Minneapolis, MN  55480-1000

Albert J. Lagerman                                                                                  39.95%
Gene W. Reisinger TTEES
Family Practice Center PC
401k Trust
307 E. Chestnut St.
Mifflinburg, PA  17844-9678


                                   VALUE FUND

                                                              Common Shares                    Advisor Shares
                                                              -------------                    --------------
Charles Schwab & Co. Inc.                                        32.03%
Special Custody Account for the
Exclusive Benefit of Customers
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

National Financial Services Corp.                                11.68%
FBO Customers
Church Street Station
PO Box 3908
New York, NY  10008-3908

Connecticut General Life Ins. Co.                                                                   98.07%
On Behalf of its Separate Account
55S c/o Melissa Spencer M110
Cigna Corp.
PO Box 2975
Hartford, CT  06104-2975

                            CAPITAL APPRECIATION FUND


                                                              Common Shares                    Advisor Shares
                                                              -------------                    --------------
Charles Schwab & Co. Inc.                                         9.97%
Special Custody Account for the
Exclusive Benefit of Customers
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Bank One Securities                                               5.41%
FBO The One Investment Solution
733 Greenrest Dr.
Westerville, OH  43081-4903

Connecticut General Life Ins. Co.                                                                  75.43%
On Behalf of its Separate Account
55S c/o Melissa Spencer M110
Cigna Corp.
PO Box 2975
Hartford, CT  06104-2975

FTC & Co.                                                                                          13.50%
Attn:  Datalynx #106
P.O. Box 173736
Denver, CO  80217-3736




                          GLOBAL HEALTH SCIENCES FUND


                                                              Common Shares                    Advisor Shares
                                                              -------------                    --------------
Charles Schwab & Co. Inc.                                        26.31%
Special Custody Account for the
Exclusive Benefit of Customers
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

                                                              Common Shares                    Advisor Shares
                                                              -------------                    --------------
National Financial Services Corp.                                16.64%
FBO Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908


                  Each Fund believes these entities are not the beneficial owners of shares held of record by them.

                              FINANCIAL STATEMENTS

                  Each Fund's audited annual report dated October 31, 1999, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of its annual report upon request by calling the Warburg Pincus Funds at 800-927-2874.

                                    APPENDIX
                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest..

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.



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Corporate Bond and Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.





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                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



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                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.







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